Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2026

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Balance Sheet Data
	As of
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Assets:
Cash and cash equivalents	$354,091	$599,105	$219,972	$484,238	$484,808
Investment securities	892,116	886,641	890,582	849,226	711,906
Loans held for sale (1)	57,997	41,782	117,350	40,206	36,802
Loans	5,410,406	5,366,973	5,446,329	5,281,374	5,373,020
Allowance for credit losses	(87,767)	(91,840)	(85,352)	(79,865)	(81,760)
Loans, net	5,322,639	5,275,133	5,360,977	5,201,509	5,291,260
Federal Home Loan Bank ("FHLB") stock, at cost	18,149	27,014	32,114	25,849	24,568
Premises and equipment, net	42,253	40,843	35,986	37,884	36,651
Right-of-use assets	29,042	30,443	31,330	32,804	34,327
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	843	896	1,277	1,246	1,054
Bank owned life insurance ("BOLI")	112,216	111,272	110,721	109,773	108,738
Other assets and accrued interest receivable	191,967	199,634	201,236	191,668	200,287
Total assets	$7,061,829	$7,253,279	$7,042,061	$7,014,919	$6,970,917

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,248,704	$1,275,427	$1,173,461	$1,239,023	$1,223,016
Interest-bearing	4,303,038	4,233,693	4,029,686	4,099,322	4,094,223
Total deposits	5,551,742	5,509,120	5,203,147	5,338,345	5,317,239

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	68,615	81,337	88,504	74,522	72,103
Operating lease liabilities	30,077	31,492	32,370	33,833	35,335
Federal Home Loan Bank advances	157,000	366,500	506,000	375,000	370,000
Other liabilities and accrued interest payable	97,598	131,443	109,747	108,699	116,134
Total liabilities	5,905,032	6,119,892	5,939,768	5,930,399	5,910,811

Stockholders' equity	1,156,797	1,133,387	1,102,293	1,084,520	1,060,106
Total liabilities and stockholders' equity	$7,061,829	$7,253,279	$7,042,061	$7,014,919	$6,970,917

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Average Balance Sheet Data
	Three Months Ended					Six Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$256,961	$344,353	$407,022	$476,681	$622,909	$300,416	$570,140
Investment securities, including FHLB stock	912,466	906,692	901,006	806,304	686,223	909,595	653,058
Loans, including loans held for sale	5,396,640	5,464,500	5,365,734	5,281,369	5,318,666	5,430,382	5,407,821
Total interest-earning assets	6,566,067	6,715,545	6,673,762	6,564,354	6,627,798	6,640,393	6,631,019

Allowance for credit losses	(92,164)	(89,017)	(79,832)	(81,196)	(105,726)	(90,599)	(104,008)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	100,038	132,446	70,289	82,616	125,098	116,152	256,814
Premises and equipment, net	41,741	37,907	38,868	37,557	33,250	39,835	32,883
Bank owned life insurance	111,718	111,300	110,385	109,381	108,416	111,510	108,010
Other assets	273,948	286,831	273,906	279,166	273,195	280,353	273,420

Total assets	$7,001,348	$7,195,012	$7,087,378	$6,991,878	$7,062,031	$7,097,644	$7,198,138

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$4,192,067	$4,157,622	$4,084,332	$4,078,925	$4,081,209	$4,174,940	$4,061,709
SSUARs and other short-term borrowings	82,507	89,307	133,851	73,135	87,760	85,888	98,202
Federal Home Loan Bank advances	158,654	426,794	377,793	372,283	370,000	291,983	444,972
Total interest-bearing liabilities	4,433,228	4,673,723	4,595,976	4,524,343	4,538,969	4,552,811	4,604,883

Noninterest-bearing liabilities and Stockholders’ Equity:
Noninterest-bearing deposits	1,289,710	1,257,977	1,261,600	1,254,609	1,323,622	1,273,931	1,406,890
Other liabilities	123,813	133,479	125,515	131,269	143,941	128,619	147,103
Stockholders' equity	1,154,597	1,129,833	1,104,287	1,081,657	1,055,499	1,142,283	1,039,262

Total liabilities and stockholders’ equity	$7,001,348	$7,195,012	$7,087,378	$6,991,878	$7,062,031	$7,097,644	$7,198,138

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$256,961	$2,396	3.74%	$622,909	$6,917	4.45%
Investment securities, including FHLB stock (a)	912,466	9,442	4.15	686,223	6,346	3.71

TRS Refund Advances (b)	7,048	67	3.81	26,353	25	0.38
RCS LOC products (b)	48,068	14,036	117.12	46,252	12,434	107.83
Other RPG loans (c)	114,847	1,834	6.41	92,012	1,559	6.80
Outstanding Warehouse lines of credit	580,065	9,155	6.33	566,707	9,803	6.94
Traditional Banking loans (c)	4,646,612	65,601	5.66	4,587,342	65,119	5.69
Total loans (d)	5,396,640	90,693	6.74	5,318,666	88,940	6.71

Total interest-earning assets	6,566,067	102,531	6.26	6,627,798	102,203	6.19

Allowance for credit losses	(92,164)			(105,726)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	100,038			125,098
Premises and equipment, net	41,741			33,250
Bank owned life insurance	111,718			108,416
Other assets (a)	273,948			273,195
Total assets	$7,001,348			$7,062,031

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,707,743	$2,092	0.49%	$1,699,450	$2,557	0.60%
Money market accounts	1,565,003	9,324	2.39	1,406,053	10,183	2.90
Time deposits	518,078	4,612	3.57	445,129	4,168	3.76
Reciprocal money market and time deposits	298,577	1,935	2.60	318,576	2,622	3.30
Brokered deposits	102,666	1,159	4.53	212,001	2,320	4.39

Total interest-bearing deposits	4,192,067	19,122	1.83	4,081,209	21,850	2.15

SSUARs and other short-term borrowings	82,507	89	0.43	87,760	140	0.64
Federal Home Loan Bank advances	158,654	1,618	4.09	370,000	4,011	4.35

Total interest-bearing liabilities	4,433,228	20,829	1.88	4,538,969	26,001	2.30

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,289,710			1,323,622
Other liabilities	123,813			143,941
Stockholders’ equity	1,154,597			1,055,499
Total liabilities and stockholders’ equity	$7,001,348			$7,062,031

Net interest income		$81,702			$76,202

Net interest spread			4.38%			3.89%

Net interest margin			4.99%			4.61%

(a)	For the purpose of this calculation, the fair value adjustment on debt securities is included as a component of other assets.
(b)	Interest income is composed either entirely or predominantly of loan fees.
(c)	Average balances include the principal balance of nonaccrual loans and loans held for sale that are not carried at fair value and are inclusive of all loan premiums, discounts, fees and costs.
(d)	See Footnote 2 of the Earnings Release Financial Supplement for detail of total loan fees by reporting segment.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Income Statement Data
	Three Months Ended					Six Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025

Total interest income (2)	$102,531	$113,787	$103,233	$103,239	$102,203	$216,318	$232,041
Total interest expense	20,829	23,335	24,423	26,269	26,001	44,164	53,151
Net interest income	81,702	90,452	78,810	76,970	76,202	172,154	178,890

Provision	5,157	9,780	10,079	2,023	1,823	14,937	19,495

Noninterest income:
Service charges on deposit accounts	4,068	3,883	3,825	3,646	3,505	7,951	6,965
Net refund transfer fees	3,208	9,525	108	1,117	2,567	12,733	16,460
Mortgage banking income (1)	1,799	1,825	1,620	2,064	1,896	3,624	3,717
Interchange fee income	3,623	2,873	2,884	3,030	3,200	6,496	6,277
Program fees (1)	5,058	4,549	4,444	4,888	4,451	9,607	8,273
Increase in cash surrender value of BOLI	943	930	947	1,035	821	1,873	1,614
Net losses on OREO	(41)	(50)	(53)	(52)	(53)	(91)	(106)
Gain on sale of Republic Bank Finance loans/leases (1)	—	5,845	—	—	—	5,845	—
Gain on sale of Visa Class B-1 shares	—	—	—	—	—	—	4,090
Other (1)	911	579	1,684	840	1,257	1,490	3,508
Total noninterest income	19,569	29,959	15,459	16,568	17,644	49,528	50,798

Noninterest expense:
Salaries and employee benefits	30,943	32,117	34,163	31,027	30,801	63,060	61,870
Technology, equipment, and communication	8,686	7,946	8,581	8,710	8,684	16,632	17,327
Occupancy	3,460	3,648	3,673	3,547	3,391	7,108	6,955
Marketing and development	3,097	1,778	2,422	2,668	1,243	4,875	2,630
FDIC insurance expense	720	832	751	763	731	1,552	1,550
Interchange related expense	1,405	1,401	1,609	1,640	1,488	2,806	3,124
Legal and professional fees	836	450	825	1,100	666	1,286	1,784
Core conversion and related contract consulting fees	—	—	220	97	182	—	5,896
FHLB advances early termination penalties	—	2,316	—	—	—	2,316	—
Other	4,417	4,758	4,351	4,201	4,447	9,175	8,705
Total noninterest expense	53,564	55,246	56,595	53,753	51,633	108,810	109,841

Income before income tax expense	42,550	55,385	27,595	37,762	40,390	97,935	100,352
Income tax expense	9,684	12,816	4,774	8,018	8,906	22,500	21,600

Net income	$32,866	$42,569	$22,821	$29,744	$31,484	$75,435	$78,752

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Per Share Data:

Basic weighted average shares outstanding	19,833	19,795	19,744	19,733	19,721	19,819	19,721
Diluted weighted average shares outstanding	19,864	19,830	19,799	19,791	19,784	19,852	19,795

Period-end shares outstanding:
Class A Common Stock	17,498	17,467	17,393	17,387	17,378	17,498	17,378
Class B Common Stock	2,137	2,148	2,148	2,149	2,149	2,137	2,149

Book value per share (3)	$58.92	$57.78	$56.41	$55.51	$54.29	$58.92	$54.29
Tangible book value per share (3)	56.44	55.30	53.91	53.01	51.78	56.44	51.78

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.69	$2.18	$1.17	$1.53	$1.62	$3.86	$4.04
Basic EPS - Class B Common Stock	1.53	1.98	1.07	1.39	1.47	3.51	3.68
Diluted EPS - Class A Common Stock	1.68	2.18	1.17	1.52	1.61	3.85	4.03
Diluted EPS - Class B Common Stock	1.53	1.98	1.06	1.39	1.47	3.50	3.66

Cash dividends declared per Common share:
Class A Common Stock	$0.495	$0.495	$0.451	$0.451	$0.451	$0.990	$0.902
Class B Common Stock	0.450	0.450	0.410	0.410	0.410	0.900	0.820

Performance Ratios:

Return on average assets	1.88%	2.40%	1.28%	1.69%	1.79%	2.14%	2.21%
Return on average equity	11.42	15.28	8.20	10.91	11.96	13.32	15.28
Efficiency ratio (4)	52.9	45.9	60.0	57.5	55.0	49.1	47.8
Yield on average interest-earning assets (2)	6.26	6.87	6.14	6.24	6.19	6.57	7.06
Cost of average interest-bearing liabilities	1.88	2.02	2.11	2.30	2.30	1.96	2.33
Cost of average deposits (5)	1.40	1.41	1.50	1.64	1.62	1.40	1.59
Net interest spread (2)	4.38	4.85	4.03	3.94	3.89	4.61	4.73
Net interest margin - Total Company (2)	4.99	5.46	4.69	4.65	4.61	5.23	5.44
Net interest margin - Core Bank (2)	4.02	3.96	3.87	3.78	3.72	3.99	3.71

Other Information:

End of period FTEs (6) - Total Company	958	966	973	978	974	958	974
End of period FTEs (6) - Core Bank	897	907	911	918	917	897	917
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025
Loan Composition:

Traditional Banking:
Residential real estate:
Owner-occupied	$1,042,149	$1,028,473	$1,040,080	$1,044,737	$1,031,898
Nonowner-occupied	275,983	280,777	283,246	291,373	303,357
Commercial real estate
Owner-occupied	704,806	684,405	666,948	643,519	650,771
Nonowner-occupied	819,996	819,363	799,420	801,644	818,367
Multi-Family	377,392	328,154	331,370	321,453	319,905
Construction & land development	215,341	245,423	238,455	246,065	258,817
Commercial & industrial	547,145	541,646	528,873	488,786	481,219
Lease financing receivables	21,572	20,710	20,523	96,605	96,547
Aircraft	202,729	202,388	203,120	202,742	211,910
Home equity	429,812	425,662	413,638	399,691	387,599
Consumer:
Credit cards	11,422	11,659	10,711	10,787	10,315
Overdrafts	825	802	971	881	826
Automobile loans	645	678	738	813	916
Other consumer	5,692	6,151	8,204	9,210	9,705
Total Traditional Banking	4,655,509	4,596,291	4,546,297	4,558,306	4,582,152
Warehouse lines of credit	614,696	629,848	754,090	609,826	671,773
Total Core Banking	5,270,205	5,226,139	5,300,387	5,168,132	5,253,925

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	8,458	12,924	—	—
Other TRS commercial & industrial loans	156	701	19,473	292	95
Republic Credit Solutions	140,045	131,675	113,545	112,950	119,000
Total Republic Processing Group	140,201	140,834	145,942	113,242	119,095

Total Loans - Total Company	$5,410,406	$5,366,973	$5,446,329	$5,281,374	$5,373,020

Allowance for Credit Losses on Loans:

Traditional Banking	$63,806	$64,041	$63,662	$58,479	$59,055
Warehouse Lending	1,533	1,571	1,882	1,522	1,676
Total Core Banking	65,339	65,612	65,544	60,001	60,731

Tax Refund Solutions	1	6,344	333	1	—
Republic Credit Solutions	22,427	19,884	19,475	19,863	21,029
Total Republic Processing Group	22,428	26,228	19,808	19,864	21,029

Total Allowance - Total Company	$87,767	$91,840	$85,352	$79,865	$81,760

Allowance to Total Loans:

Traditional Banking	1.37%	1.39%	1.40%	1.28%	1.29
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.24	1.26	1.24	1.16	1.16

Tax Refund Solutions	0.64	69.27	1.03	0.34	—
Republic Credit Solutions	16.01	15.10	17.15	17.59	17.67
Total Republic Processing Group	16.00	18.62	13.57	17.54	17.66

Total Company	1.62	1.71	1.57	1.51	1.52

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

(Dollars in thousands, except per-share amounts, number of employees, and number of banking centers, unless otherwise noted.)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$30,645	$31,784	$23,806	$21,572	$21,537	$30,645	$21,537
Loans past due 90-days-or-more and still on accrual	83	68	161	137	105	83	105
Total nonperforming loans	30,728	31,852	23,967	21,709	21,642	30,728	21,642
OREO	843	896	1,277	1,246	1,054	843	1,054
Total nonperforming assets	$31,571	$32,748	$25,244	$22,955	$22,696	$31,571	$22,696

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$30,645	$31,784	$23,806	$21,572	$21,537	$30,645	$21,537
Loans past due 90-days-or-more and still on accrual	4	—	—	—	—	4	—
Total nonperforming loans	30,649	31,784	23,806	21,572	21,537	30,649	21,537
OREO	843	896	1,277	1,246	1,054	843	1,054
Total nonperforming assets	$31,492	$32,680	$25,083	$22,818	$22,591	$31,492	$22,591

Delinquent Loans:
Core Bank	$18,436	$33,052	$13,925	$10,691	$9,953	$18,436	$9,953
RPG	10,054	9,690	8,938	8,691	9,133	10,054	9,133
Total delinquent loans - Total Company	$28,490	$42,742	$22,863	$19,382	$19,086	$28,490	$19,086

NCOs (Recoveries) by Segment:
Traditional Banking	$92	$326	$879	$251	$313	$418	$449
Warehouse Lending	—	—	—	—	—	—	—
Core Bank	92	326	879	251	313	418	449
Tax Refund Solutions	5,297	(669)	(894)	(1,468)	22,049	4,628	21,356
Republic Credit Solutions	3,841	3,635	4,607	5,135	4,004	7,476	7,908
RPG	9,138	2,966	3,713	3,667	26,053	12,104	29,264
Total NCOs (recoveries) - Total Company	$9,230	$3,292	$4,592	$3,918	$26,366	$12,522	$29,713

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.57%	0.59%	0.44%	0.41%	0.40%	0.57%	0.40%
Nonperforming assets to total loans (including OREO)	0.58	0.61	0.46	0.43	0.42	0.58	0.42
Nonperforming assets to total assets	0.45	0.45	0.36	0.33	0.33	0.45	0.33
Allowance for credit losses to total loans	1.62	1.71	1.57	1.51	1.52	1.62	1.52
Allowance for credit losses to nonperforming loans	286	288	356	368	378	286	378
Delinquent loans to total loans (7)	0.53	0.80	0.42	0.37	0.36	0.53	0.36
Annualized NCOs (recoveries) to average loans	0.69	0.24	0.34	0.29	1.99	0.47	1.99

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.58%	0.61%	0.45%	0.42%	0.41%	0.58%	0.41%
Nonperforming assets to total loans (including OREO)	0.60	0.63	0.47	0.44	0.43	0.60	0.43
Nonperforming assets to total assets	0.49	0.49	0.38	0.35	0.35	0.49	0.35
Allowance for credit losses to total loans	1.24	1.26	1.24	1.16	1.16	1.24	1.16
Allowance for credit losses to nonperforming loans	213	206	275	278	282	213	282
Delinquent loans to total loans (7)	0.35	0.63	0.26	0.21	0.19	0.35	0.19
Annualized NCOs (recoveries) to average loans	0.01	0.03	0.07	0.02	0.02	0.02	0.02

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$—	$246,396	$12,924	$—	$—	$246,396	$662,556
Net (credit) charge to the Provision for RAs and ERAs	(1,056)	5,318	(598)	(1,454)	(3,934)	4,262	11,401
RAs and ERAs NCOs (recoveries)	5,227	(669)	(894)	(1,454)	21,885	4,558	21,194

Republic Bancorp, Inc.

Earnings Release

Financial Supplement

Second Quarter 2026 (continued)

Segment Data:

Reportable segments are determined based on the products and services offered and the level of information provided to the chief operating decision maker (“CODM”). The CODM uses this information to review the performance of various components of the business, including banking centers and business units, which are aggregated when their operating performance, products and services, and clients are similar. The Company’s Executive Chair and Chief Executive Officer serves as the Company’s CODM. Income before income tax expense is the measure of segment profit or loss regularly reviewed by the CODM and used to allocate resources and evaluate performance.

As of June 30, 2026, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending, Tax Refund Solutions, Republic Payment Solutions, and Republic Credit Solutions. Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group operations.

The nature of each segment’s operations and the primary drivers of net revenues by reportable segment are described below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking	Provides traditional banking products to clients in its market footprint via its banking center network and to clients outside of its market footprint primarily via its digital delivery channels.	Net interest income

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the U.S.	Net interest income

Republic Processing Group:

Tax Refund Solutions

Offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Net interest income and Net refund transfer fees

Republic Payment Solutions	Offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Net interest income and Program fees

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Net interest income and Program fees

The accounting policies used for Republic’s reportable segments are consistent with those described in the summary of significant accounting policies. Segment performance is evaluated based on operating income before income taxes. Goodwill is allocated to the Traditional Banking segment. Income taxes are generally allocated based on income before income tax expense unless specific segment allocations can be reasonably determined.

Transactions among reportable segments are recorded at carrying value. Net interest income is reflected within each applicable business segment based on the underlying financial instruments assigned to that segment and the impact of the Company’s internal funds transfer pricing process applied to each instrument. Funds transfer pricing is allocated from the Traditional Banking segment to each segment based on the assumed terms of the underlying financial instruments within that segment and applicable market interest rates corresponding to those assumed terms.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

Segment information for the three and six months ended June 30, 2026, and 2025 follows:

	Three Months Ended June 30, 2026
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$60,375	$3,744	$64,119	$27	$3,006	$14,550	$17,583	$81,702

Provision for expected credit loss expense	(143)	(38)	(181)	(1,046)	—	6,384	5,338	5,157

Net refund transfer fees	—	—	—	3,208	—	—	3,208	3,208
Mortgage banking income	1,799	—	1,799	—	—	—	—	1,799
Program fees	—	—	—	—	743	4,315	5,058	5,058
Other noninterest income	9,443	23	9,466	37	1	—	38	9,504
Total noninterest income	11,242	23	11,265	3,245	744	4,315	8,304	19,569

Total noninterest expense	44,878	987	45,865	2,100	1,293	4,306	7,699	53,564

Income before income tax expense	26,882	2,818	29,700	2,218	2,457	8,175	12,850	42,550
Income tax expense	6,212	676	6,888	473	535	1,788	2,796	9,684

Net income	$20,670	$2,142	$22,812	$1,745	$1,922	$6,387	$10,054	$32,866

Period-end assets	$5,770,433	$614,989	$6,385,422	$20,226	$494,952	$161,229	$676,407	$7,061,829

Net interest margin	4.16%	2.59%	4.02%	NM	NM	NM	NM	4.99%

Net-revenue concentration*	70%	4%	74%	3%	4%	19%	26%	100%

	Three Months Ended June 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$56,380	$3,549	$59,929	$62	$3,563	$12,648	$16,273	$76,202

Provision for expected credit loss expense	517	255	772	(3,932)	—	4,983	1,051	1,823

Net refund transfer fees	—	—	—	2,567	—	—	2,567	2,567
Mortgage banking income	1,896	—	1,896	—	—	—	—	1,896
Program fees	—	—	—	—	735	3,716	4,451	4,451
Other noninterest income	8,550	23	8,573	156	1	—	157	8,730
Total noninterest income	10,446	23	10,469	2,723	736	3,716	7,175	17,644

Total noninterest expense	44,633	951	45,584	2,504	1,179	2,366	6,049	51,633

Income before income tax expense	21,676	2,366	24,042	4,213	3,120	9,015	16,348	40,390
Income tax expense	4,820	533	5,353	901	679	1,973	3,553	8,906

Net income	$16,856	$1,833	$18,689	$3,312	$2,441	$7,042	$12,795	$31,484

Period-end assets	$5,788,697	$672,166	$6,460,863	$32,771	$346,586	$130,697	$510,054	$6,970,917

Net interest margin	3.84%	2.51%	3.72%	NM	NM	NM	NM	4.61%

Net-revenue concentration*	71%	4%	75%	3%	5%	17%	25%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second Quarter 2026 (continued)

	Six Months Ended June 30, 2026
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$119,702	$7,644	$127,346	$11,457	$6,043	$27,308	$44,808	$172,154

Provision for expected credit loss expense	562	(349)	213	4,296	—	10,428	14,724	14,937

Net refund transfer fees	—	—	—	12,733	—	—	12,733	12,733
Mortgage banking income	3,624	—	3,624	—	—	—	—	3,624
Program fees	—	—	—	—	1,519	8,088	9,607	9,607
Gain on sale of Republic Bank Finance loans/leases	5,845	—	5,845	—	—	—	—	5,845
Other noninterest income	17,548	47	17,595	120	3	1	124	17,719
Total noninterest income	27,017	47	27,064	12,853	1,522	8,089	22,464	49,528

Total noninterest expense	91,266	1,923	93,189	5,365	2,472	7,784	15,621	108,810

Income before income tax expense	54,891	6,117	61,008	14,649	5,093	17,185	36,927	97,935
Income tax expense	12,969	1,468	14,437	3,193	1,111	3,759	8,063	22,500

Net income	$41,922	$4,649	$46,571	$11,456	$3,982	$13,426	$28,864	$75,435

Period-end assets	$5,770,433	$614,989	$6,385,422	$20,226	$494,952	$161,229	$676,407	$7,061,829

Net interest margin	4.13%	2.59%	3.99%	NM	NM	NM	NM	5.23%

Net-revenue concentration*	67%	3%	70%	11%	3%	16%	30%	100%

	Six Months Ended June 30, 2025
	Core Banking			Republic Processing Group
			Total	Tax	Republic		Republic
	Traditional	Warehouse	Core	Refund	Payment		Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions		Solutions	RPG	Company

Net interest income	$109,701	$6,577	$116,278	$29,874	$7,557		$25,181	$62,612	$178,890

Provision for expected credit loss expense	(252)	302	50	11,495	—		7,950	19,445	19,495

Net refund transfer fees	—	—	—	16,460	—		—	16,460	16,460
Mortgage banking income	3,717	—	3,717	—	—		—	—	3,717
Program fees	—	—	—	—	1,502		6,771	8,273	8,273
Gain on sale of Visa Class B-1 shares	4,090	—	4,090	—	—		—	—	4,090
Other noninterest income	18,003	43	18,046	210	1		1	212	18,258
Total noninterest income	25,810	43	25,853	16,670	1,503		6,772	24,945	50,798

Total noninterest expense	94,539	1,823	96,362	5,727	2,239		5,513	13,479	109,841

Income before income tax expense	41,224	4,495	45,719	29,322	6,821		18,490	54,633	100,352
Income tax expense	8,656	1,013	9,669	6,399	1,485		4,047	11,931	21,600

Net income	$32,568	$3,482	$36,050	$22,923	$5,336		$14,443	$42,702	$78,752

Period-end assets	$5,788,697	$672,166	$6,460,863	$32,771	$346,586		$130,697	$510,054	$6,970,917

Net interest margin	3.81%	2.59%	3.71%	NM	NM	%	NM	NM	5.44%

Net-revenue concentration*	59%	3%	62%	20%	4%		14%	38%	100%

* Net revenue represents net interest income plus total noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Earnings Release Financial Supplement

Footnotes:

(1)	In the ordinary course of business, the Bank originates both mortgage and consumer loans with the intent to sell. Mortgage loans held for sale are primarily originated and sold into the secondary market through the Traditional Banking segment, while consumer loans held for sale are originated and sold through the Republic Credit Solutions segment. Gains on the sale of mortgage loans are recorded as a component of “Mortgage Banking” income. Gains on the sale of Republic Credit Solutions consumer loans are recorded as a component of “Program Fees.”

During the second quarter of 2025, the Traditional Banking segment entered into an agreement to sell its consumer credit card portfolio. As a result, these loans were transferred from held for investment to loans held for sale, and the related gain was recorded as a component of other noninterest income during the second quarter of 2025.

During the fourth quarter of 2025, the Traditional Banking segment entered into an agreement to sell approximately $82 million of Republic Bank Finance loans and lease financing receivables. As a result, these loans and lease financing receivables were transferred from held for investment to loans held for sale, and the related gain was recorded as a component of noninterest income during the first quarter of 2026.

	As of and for the Three Months Ended					As of and for the Six Months Ended
(dollars in thousands)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025

Mortgage Loans Held for Sale

Balance, beginning of period	$12,953	$7,516	$15,338	$8,850	$9,140	$7,516	$8,312
Originations	67,334	47,990	58,417	59,494	51,788	115,324	93,021
Transferred from held for investment to held for sale	—	—	—	—	—	—	—
Proceeds from sales	(65,182)	(44,042)	(67,560)	(54,716)	(53,561)	(109,224)	(95,377)
Net gain on sale	1,461	1,489	1,321	1,710	1,483	2,950	2,894
Balance, end of period	$16,566	$12,953	$7,516	$15,338	$8,850	$16,566	$8,850

Consumer Loans Held for Sale

Balance, beginning of period	$28,829	$27,995	$24,868	$27,952	$32,125	$27,995	$24,075
Originations	379,542	291,165	277,273	271,718	321,127	670,707	587,778
Transferred from held for investment to held for sale	—	—	—	—	—	—	4,977
Proceeds from sales	(371,254)	(294,104)	(277,926)	(278,908)	(329,345)	(665,358)	(595,978)
Net gain on sale	4,314	3,773	3,780	4,106	4,045	8,087	7,100
Balance, end of period	$41,431	$28,829	$27,995	$24,868	$27,952	$41,431	$27,952

Other Loans Held for Sale

Balance, beginning of period	$—	$81,839	$—	$—	$—	$81,839	$—
Transferred from held for investment to held for sale	—	—	81,839	—	—	—	—
Proceeds from sales	—	(87,684)	—	—	—	(87,684)	—
Net gain on sale	—	5,845	—	—	—	5,845	—
Balance, end of period	$—	$—	$81,839	$—	$—	$—	$—

(2)	Loan fee income can meaningfully impact total interest income, loan yields, net interest income, net interest margin, and net interest spread. The following table presents total loan fees by reportable segment:

	Three Months Ended					Six Months Ended
(in thousands)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025

Traditional Banking	$1,264	$1,304	$2,003	$1,393	$1,367	$2,568	$2,658
Warehouse Lending	361	396	362	364	369	757	679
Total Core Bank	1,625	1,700	2,365	1,757	1,736	3,325	3,337
Tax Refund Solutions	77	13,528	288	17	25	13,605	33,700
Republic Credit Solutions	14,036	12,441	11,411	12,123	12,434	26,477	24,671
Total Republic Processing Group	14,113	25,969	11,699	12,140	12,459	40,082	58,371

Total Loan Fees	$15,738	$27,669	$14,064	$13,897	$14,195	$43,407	$61,708

(3)	The following table reconciles total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP measure. The Company provides tangible book value per share, a non-GAAP measure, in addition to measures defined by banking regulators, because it is widely used by investors to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025

Total stockholders' equity - GAAP (a)	$1,156,797	$1,133,387	$1,102,293	$1,084,520	$1,060,106
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,783	6,693	6,811	6,798	6,840
Less: Core deposit intangible	1,343	1,432	1,535	1,637	1,739
Tangible stockholders' equity - Non-GAAP (c)	$1,108,155	$1,084,746	$1,053,431	$1,035,569	$1,011,011

Total assets - GAAP (b)	$7,061,829	$7,253,279	$7,042,061	$7,014,919	$6,970,917
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,783	6,693	6,811	6,798	6,840
Less: Core deposit intangible	1,343	1,432	1,535	1,637	1,739
Tangible assets - Non-GAAP (d)	$7,013,187	$7,204,638	$6,993,199	$6,965,968	$6,921,822

Total stockholders' equity to total assets - GAAP (a/b)	16.38%	15.63%	15.65%	15.46%	15.21%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	15.80%	15.06%	15.06%	14.87%	14.61%

Number of shares outstanding (e)	19,635	19,615	19,541	19,536	19,527

Book value per share - GAAP (a/e)	$58.92	$57.78	$56.41	$55.51	$54.29
Tangible book value per share - Non-GAAP (c/e)	56.44	55.30	53.91	53.01	51.78

(4)	The efficiency ratio, a non-GAAP measure, equals total noninterest expense divided by total revenue, which is the sum of net interest income and noninterest income. The adjusted efficiency ratio, a non-GAAP measure with no directly comparable GAAP measure, excludes notable infrequent or nonrecurring revenues and expenses related to the gain on sale of Republic Bank Finance, the nonrenewal of a large tax provider contract, the gain on the sale of Visa Class B-1 shares, the gain on sale of consumer credit cards, insurance proceeds received, the early termination penalty on Federal Home Loan Bank advances and core system deconversion and related consulting fees.

	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025

Net interest income - GAAP (a)	$81,702	$90,452	$78,810	$76,970	$76,202	$172,154	$178,890
Noninterest income - GAAP (b)	19,569	29,959	15,459	16,568	17,644	49,528	50,798
Total net revenue - GAAP (c)	$101,271	$120,411	$94,269	$93,538	$93,846	$221,682	$229,688
Less: Gain on sale of Republic Bank Finance	$—	$5,845	$—	$—	$—	5,845	—
Less: Nonrenewal of a large tax provider contract	—	—	(280)	580	2,201	—	13,004
Less: Gain on sale of Visa Class B-1 shares	—	—	—	—	—	—	4,090
Less: Gain on sale of consumer credit card portfolio	—	—	—	—	328	—	328
Less: Insurance recovery	—	—	—	—	—	—	1,571
Total adjusted revenue - Non-GAAP (e)	$101,271	$114,566	$94,549	$92,958	$91,317	$215,837	$210,695

Noninterest expense - GAAP (d)	$53,564	$55,246	$56,595	$53,753	$51,633	$108,810	$109,841
Less: Early termination penalty - FHLB advances	—	2,316	—	—	—	2,316	—
Less: Core system deconversion and consulting fees	—	—	220	97	182	—	5,896
Total adjusted noninterest expense - Non-GAAP (f)	$53,564	$52,930	$56,375	$53,656	$51,451	$106,494	$103,945

Efficiency Ratio - GAAP (d/c)	52.9%	45.9%	60.0%	57.5%	55.0%	49.1%	47.8%
Adjusted Efficiency Ratio - Non-GAAP (f/e)	52.9%	46.2%	59.6%	57.7%	56.3%	49.3%	49.3%

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by the sum of total average interest-bearing deposits and total average noninterest-bearing deposits.

(6)	FTEs – Full-time-equivalent employees.

(7)	The delinquent loans to total loans ratio equals loans 30 days or more past due divided by total loans. Depending on the loan class, delinquency is determined based on either the number of days or the number of payments past due. As of June 30, 2026, delinquent loans for the Republic Processing Group segment included $0 of Early Season Refund Advances and Refund Advances, which do not have contractual due dates but were considered delinquent in 2026 if they remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority. All unpaid Early Season Refund Advances and Refund Advances are charged off by the end of the second quarter.

NM – Not meaningful

NA – Not applicable

QTD – Quarter-to-date

YTD – Year-to-date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628